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                                        UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                     Washington, DC 20549
                                         FORM 8-K
                                      CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                               Date of Report: April 30, 2004


                                         R & B, Inc.
                    (Exact name of registrant as specified in its charter)


    Pennsylvania                       000-18914                 23-2078856
    ------------                       ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
           of incorporation)           File Number)          Identification No.)


                             3400 East Walnut Street
                           Colmar, Pennsylvania 18915
                    (Address of principal executive offices)

            Registrant's telephone number, including area code: 215-997-1800

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

c) Exhibits.

     Exhibit Number   Description
            99.1      Press Release Dated April 30, 2004

Item 12. Results of Operations and Financial Condition

On April 30, 2004, R&B, Inc., a Pennsylvania corporation ("R&B"), issued a press release announcing its operating results for the quarter ended March 27, 2004. A copy of R&B's press release is attached as an exhibit to this Form 8-K.




                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        R&B, Inc.
                                        (Registrant)


Dated: April 30, 2004                   By:   /s/ Mathias J. Barton
                                        -------------------------------------
                                        Mathias J. Barton
                                        Chief Financial Officer and
                                        Principal Accounting Officer

                                        EXHIBIT INDEX


 Exhibit Number       Description

  99.1                Press Release Dated April 30, 2004